UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 9, 2003

ValueClick, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive, Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 575-4500

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On October 9, 2003, ValueClick, Inc. entered into an Agreement and Plan of Merger and Reorganization, by and among ValueClick, Inc., a Delaware corporation (“ValueClick”), NCJ Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ValueClick, Commission Junction, Inc., a Delaware corporation (“Commission Junction”) and idealab, a California corporation, in its capacity as Stockholder Agent.  On October 10, 2003, ValueClick issued a press release related to the proposed merger of ValueClick and Commission Junction. A copy of this press release is filed as Exhibit 99.1 to this document and we incorporate it by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

Exhibit No.	Item
99.1	Press Release disseminated October 10, 2003 announcing the signing of the Agreement and Plan of Merger and Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

/s/ Samuel J. Paisley
Date: October 14, 2003	Samuel J. Paisley, Chief Financial Officer